UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

V. F. CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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V.F. Corporation

8505 E. Orchard Road

Greenwood Village, Colorado 80111

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 28, 2020

The following Notice of Change of Location relates to the proxy statement of V.F. Corporation (“VF”), dated June 12, 2020, furnished to VF shareholders in connection with the solicitation of proxies by the Board of Directors of VF for use at the Annual Meeting of Shareholders to be held on Tuesday, July 28, 2020. This supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about June 30, 2020.

THE NOTICE OF CHANGE OF LOCATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 28, 2020

To the Shareholders of VF Corporation:

Due to the public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our shareholders and employees, and members of our Board of Directors, NOTICE IS HEREBY GIVEN that the location of VF’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) has been changed to be held in a virtual meeting format only via the Internet. There is no in-person meeting for you to attend. As previously announced, the Annual Meeting will be held on Tuesday, July 28, 2020 at 10:30 a.m. Mountain Daylight Time. As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on May 29, 2020, the record date.

To attend the Annual Meeting, you must register in advance, using your control number and other information, at www.proxydocs.com/VFC prior to the deadline of Friday, July 24, 2020 at 5:00 p.m. Eastern Daylight Time. Upon completing your registration, you will receive further instructions via e-mail, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. You will also be permitted to submit questions at the time of registration. A list of registered shareholders will be made available to record holders electronically during the Annual Meeting.

The meeting will begin promptly at 10:30 a.m. Mountain Daylight Time. We encourage you to access the meeting prior to the start time. Online access will open approximately at 10:15 a.m. Mountain Daylight Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. Our proxy statement and our Annual Report for fiscal 2020 are available at www.proxydocs.com/VFC.

By Order of the Board of Directors

Laura C. Meagher

Executive Vice President,

General Counsel and Secretary

On June 30, 2020, V.F. Corporation issued the following press release regarding the change in location of its 2020 Annual Meeting of Shareholders to a virtual annual meeting.

VF CORPORATION ANNOUNCES CHANGE TO VIRTUAL

ANNUAL MEETING OF SHAREHOLDERS

DENVER – June 30, 2020 – VF Corporation (NYSE: VFC), a global leader in branded lifestyle apparel, footwear and accessories, today announced that it will hold its 2020 Annual Meeting of Shareholders in a virtual-only format due to the public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of VF’s shareholders, management and employees. As previously announced, the Annual Meeting will be held on Tuesday, July 28, 2020, at 10:30 a.m. Mountain Daylight Time.

As described in the proxy materials for the Annual Meeting previously distributed, shareholders are entitled to attend and vote at the Annual Meeting if they were a shareholder at the close of business on May 29, 2020, the record date, or hold a legal proxy for the meeting provided by the shareholder’s bank, brokerage firm or other nominee as of such record date. In order to attend the Annual Meeting virtually via the Internet, shareholders must register in advance at www.proxydocs.com/VFC by no later than Friday, July 24, 2020, at 5:00 p.m. Eastern Daylight Time. Shareholders must enter the control number found on the proxy card, voting instruction form or notice they previously received. Shareholders will also be able to submit questions at the time of registration. Upon completion, shareholders will receive an email with links that will allow them to access the virtual meeting site and vote online during the meeting. Beginning 15 minutes prior to, and during the meeting, technical support will be available to assist shareholders with any difficulties accessing the virtual meeting.

For additional information regarding how shareholders may attend, participate in and/or vote at the virtual Annual Meeting, please refer to VF’s additional proxy materials filed with the U.S. Securities and Exchange Commission today, which can also be accessed on VF’s Investor Relations website at www.vfc.com/investors.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.

About VF Corporation

Founded in 1899, VF Corporation is one of the world’s largest apparel, footwear and accessories companies connecting people to the lifestyles, activities and experiences they cherish most through a family of iconic outdoor, active and workwear brands including Vans®, The North Face®, Timberland® and Dickies®. Our purpose is to power movements of sustainable and active lifestyles for the betterment of people and our planet. We connect this purpose with a relentless drive to succeed to create value for all stakeholders and use our company as a force for good. For more information, please visit vfc.com.

Forward-looking Statements

Certain statements included in this release are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting VF and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding VF’s plans, objectives, projections and expectations relating to VF’s operations or financial performance, and assumptions related thereto are forward-looking statements. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. VF undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of VF to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the coronavirus (COVID-19) global pandemic; the level of consumer demand for apparel, footwear and accessories; disruption to VF’s distribution system; the financial strength of VF’s customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets; VF’s response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; intense competition from online retailers; manufacturing and product innovation; increasing pressure on margins; VF’s ability to implement its business strategy; VF’s ability to grow its international and direct-to-consumer businesses; retail industry changes and challenges; VF’s and its vendors’ ability to maintain the strength and security of information technology systems; the risk that VF’s facilities and systems and those of our third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; VF’s ability to properly collect, use, manage and secure consumer and employee data; foreign currency fluctuations; stability of VF’s manufacturing facilities and foreign suppliers; continued use by VF’s suppliers of ethical business practices; VF’s ability to accurately forecast demand for products; continuity of members of VF’s management; VF’s ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; maintenance by VF’s licensees and distributors of the value of VF’s brands; VF’s ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; the risk of economic uncertainty associated with the exit of the United Kingdom from the European Union (“Brexit”) or any other similar referendums that may be held; adverse or unexpected weather conditions; VF’s indebtedness and its ability to obtain financing on favorable terms, if needed, could prevent VF from fulfilling its financial obligations; climate change and increased focus on sustainability issues; and risks associated with the spin-off of our Jeanswear business completed on May 22, 2019, including the risk that VF will not realize all of the expected benefits of the spin-off; the risk that the spin-off will not be tax-free for U.S. federal income tax purposes; and the risk that there will be a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of VF. More information on potential factors that could affect VF’s financial results is included from time to time in VF’s public reports filed with the SEC, including VF’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Forms 8-K filed or furnished with the SEC.

VF Corporation Contacts:

Joe Alkire

Vice President, Corporate Development,

Investor Relations and Treasury

(720) 778-4051

Craig Hodges

Vice President, Corporate Affairs & Communications

(720) 778-4116